SCHEDULE 14A INFORMATION

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Allergan, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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IMPORTANT NOTICE Regarding the Availability of Proxy Materials

Meeting Information

Meeting Type: Annual For holders as of: March 04, 2010

Date: April 29, 2010 Time: 10:00 a.m. PDT Location: Hyatt Regency Hotel 17900 Jamboree Road Irvine, CA 92614 Directions to the annual meeting can be viewed at www.allergan.com

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

2525 DUPONT DRIVE IRVINE, CA 92612

Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT ANNUAL REPORT PROXY CARD

How to View Online:

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How To Vote

Please Choose One of the Following Voting Methods

Vote In Person: Please check the meeting materials for any special requirements for meeting attendance. At the Meeting you will need to request a ballot to vote these shares.

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Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

The Board of Directors recommends that you vote FOR the following:

1. Election of Directors

Nominees:

01) Michael R. Gallagher 03) Dawn Hudson

02) Gavin S. Herbert 04) Stephen J. Ryan, M.D.

The Board of Directors recommends that you vote FOR the following proposals:

2. To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for fiscal year 2010.

3. To approve an amendment to our Restated Certificate of Incorporation to eliminate the supermajority vote requirement to remove directors for cause.

4. To approve an amendment to our Restated Certificate of Incorporation to eliminate the supermajority vote requirement to approve certain business combinations.

5. To approve an amendment to our Restated Certificate of Incorporation to implement a majority vote requirement to amend our Restated Certificate of Incorporation.

6. To approve the amendment and restatement of our Restated Certificate of Incorporation.

OTHER MATTERS: Such other business as may properly come before the meeting or any adjournment thereof.